Exhibit 99.5

GUARANTY BY CORPORATION

Denver, Colorado
November 16, 2006

This Guaranty, dated as of November 16, 2006, is made by HyperSpace Communications, Inc., a Colorado corporation (the “Guarantor”), for the benefit of Wells Fargo Bank, National Association through its operating Division Wells Fargo Business Credit (with its successors and assigns, the “WFBC”).

WFBC and MPC Computers LLC (the “Customer”), are parties to an Account Purchase Agreement of a date even herewith (the “Agreement”) pursuant to which WFBC shall purchase accounts receivable from the Customer and may make financial accommodations to the Customer.

As a condition to entering into the Agreement and extending such accommodations to the Customer, WFBC has required the execution and delivery of this Guaranty.

ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1.           Definitions. All terms defined in the Agreement that are not otherwise defined herein shall have the meanings given them in the Agreement.

2.           Indebtedness Guaranteed. The Guarantor hereby absolutely and unconditionally guarantees to WFBC the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of each and every sum now or hereafter owing to WFBC by the Customer under the Agreement (all of said sums being hereinafter called the “Indebtedness”).

3.           Guarantor’s Representations and Warranties. The Guarantor represents and warrants to WFBC that (i) the Guarantor is a corporation, duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the Guarantor have been duly authorized by all necessary action of its directors and stockholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized officers of the Guarantor and constitutes its lawful, binding and legally enforceable obligation; and (iv) the authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency. The Guarantor represents and warrants to WFBC that the Guarantor has a direct and substantial economic interest in the Customer and expects to derive substantial benefits therefrom and from any purchases of property, financial accommodations, discounts, and other transactions and events resulting in the creation of the Indebtedness guarantied hereby, and that this Guaranty is given for a corporate purpose. The Guarantor agrees to rely exclusively on the right to revoke this Guaranty prospectively as to future transactions, in accordance with paragraph 4, if at any time, in the opinion of the directors or officers, the benefits then being received by the Guarantor in connection with this Guaranty are not sufficient to warrant the continuance of this Guaranty as to the future Indebtedness of the Customer. Accordingly, so long as this Guaranty is not revoked prospectively in accordance with paragraph 4, WFBC may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefited by this Guaranty and WFBC shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by WFBC without regard to the receipt, nature or value of any such benefits.

4.           Unconditional Nature. No act or thing need occur to establish the Guarantor’s liability hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantor hereunder or modify, reduce, limit or release the Guarantor’s liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Guarantor, whether or not all of the Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by WFBC, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by WFBC, or as to any renewals, extensions, refinancings or refundings thereof.

5.           Dissolution or Insolvency of Guarantor. The dissolution or adjudication of bankruptcy of the Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice thereof by WFBC and only prospectively, as to future transactions, as herein set forth. If the Guarantor shall be dissolved or shall be or become subject to any insolvency proceeding, then WFBC shall have the right to declare immediately due and payable, and the Guarantor will forthwith pay to WFBC, the full amount of all of the Indebtedness whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

6.           Enforcement Expenses. The Guarantor will pay or reimburse WFBC for all costs, expenses and reasonable attorneys’ fees paid or incurred by WFBC in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

7.           WFBC’s Rights. WFBC shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for the Customer. Whether or not any existing relationship between the Guarantor and the Customer has been changed or ended and whether or not this Guaranty has been revoked, WFBC may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor’s liability shall not be affected or impaired by any of the following acts or things (which WFBC is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, discount rates, fees, expenses, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Customer, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Customer or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; and (x) any election by WFBC under Section 1111(b) of the United States Bankruptcy Code. The Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

8.           Waivers by Guarantor. The Guarantor waives any and all defenses, claims, setoffs and discharges of the Customer, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against WFBC any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Customer or any other person liable in respect of any of the Indebtedness, or any setoff available against WFBC to the Customer or any other such person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Customer or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Customer or any of its assets. The Guarantor will not assert, plead or enforce against WFBC any claim, defense or setoff available to the Guarantor against the Customer. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. WFBC shall not be required first to resort for payment of the Indebtedness to the Customer or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this Guaranty.

9.           If Payments Set Aside, etc. If any payment applied by WFBC to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Customer or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10.         Additional Obligation of Guarantor. The Guarantor’s liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to WFBC as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Customer, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

11.         No Duties Owed by WFBC. The Guarantor acknowledges and agrees that WFBC (i) has not made any representations or warranties with respect to, (ii) does not assume any responsibility to the Guarantor for, and (iii) has no duty to provide information to the Guarantor regarding, the enforceability of any of the Indebtedness or the financial condition of the Customer or any guarantor. The Guarantor has independently determined the creditworthiness of the Customer and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on WFBC continue to make such determinations.

12.         Acknowledgement. The Guarantor acknowledges that it or s/he has read this Guaranty in its entirety, has consulted such legal, tax or other advisors as it or s/he deems appropriate and understands and agrees to each of the provisions of this Guaranty and further acknowledges that it or s/he has entered into this Guaranty voluntarily.

13.         Miscellaneous. This Guaranty shall be effective upon delivery to WFBC, without further act, condition or acceptance by WFBC, shall be binding upon the Guarantor and the successors and assigns of the Guarantor and shall inure to the benefit of WFBC and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and WFBC. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. The Guarantor hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Colorado in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by WFBC or the Guarantor in connection with this Guaranty shall be venued in either the District Court of Denver County, Denver Colorado, or the United States District Court, District of Colorado Division; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

14. Termination. Subject to the right of prospective revocation pursuant to paragraph 4, this Guaranty may not be terminated by the Guarantor until all of the Customer’s obligations to WFBC have been paid in full or otherwise satisfied and the Guarantor provides WFBC with written notice of the termination of this Guaranty. By execution hereof, the Guarantor knowingly accepts the full range of risk encompassed within a contract of “continuing guaranty” which risk includes, without limitation, the possibility that the Customer will incur additional obligations for which the Guarantor may be liable hereunder after the Customer’s financial condition or ability to pay its lawful debts when they are due has deteriorated, and the Guarantor understands that the amount of the obligations may be increased or decreased.

15.         Waiver of Jury Trial. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor the date first written above.

HyperSpace Communications, Inc.

By: /s/ John P. Yeros

John P. Yeros
Its :	Chief Executive Officer

Address:	906 E. Karcher Rd.
Nampa, ID 83687

STATE OF Nevada	)
)
COUNTY OF Clark	_	)

The foregoing instrument was acknowledged before me this 14 day of November, 2006 by John P. Yeros, the Chief Executive Officer of HyperSpace Communications, Inc., a Colorado corporation, on behalf of the corporation.

/s/ Nina Schein

Notary Public

M1:438686.03

CERTIFICATE OF SECRETARY OF CORPORATE GUARANTOR

I, Matthew T. Savely, do hereby certify that I am Secretary of Hyperspace Communications, Inc., a corporation organized under the laws of the State of Colorado and that the following is a true, correct and complete copy of resolutions duly adopted (check one)

☐	at a meeting of the board of directors of said corporation duly and properly called and held on the ______ day of November, 2006, at which a quorum was present and acting throughout;
☒	by unanimous written action duly and lawfully taken, subscribed by all the directors of said corporation,

and I further certify that said resolutions are now in full force and effect:

WHEREAS, MPC Computers, LLC (herein called the “Customer”), desires or may desire at some time or from time to time to sell accounts receivable, or engage in other transactions with, Wells Fargo Bank, National Association through its Wells Fargo Business Credit operating division (herein, with its successors and assigns, referred to as “WFBC”); and

WHEREAS, this corporation has a direct and substantial economic interest in the Customer and expects to derive substantial benefits therefrom and from any purchases of property, financial accommodations, discounts, loans, credit transactions and other transactions and events resulting in the creation of indebtedness of the Customer to WFBC,

THEREFORE, BE IT

RESOLVED, that this corporation guaranty each and all of the debts, liabilities and obligations of every type and description now or at any time hereafter owed by the Customer to WFBC; and the President, each Vice President, the Secretary and each other officer and agent of this corporation, acting alone or acting together, be and hereby is authorized at any time and from time to time to execute and deliver to WFBC one or more instruments of guaranty by which this corporation guaranties such debts, liabilities and obligations of the Customer, either without any limitation as to amount or limited to such principal amount as such officer or agent may determine to be appropriate, plus interest thereon and costs of collection and enforcement expenses referable thereto, and on such other terms as such officer or agent may approve (such determination and approval to be established conclusively by the terms of any instrument or instruments of guaranty at any time or from time to time delivered to WFBC); and

RESOLVED FURTHER, that it be and hereby is acknowledged that each and every guaranty made pursuant to the foregoing resolutions is and will be made and given for the corporate purposes of this corporation; and

RESOLVED FURTHER, that the President or any Vice President of this corporation shall promptly notify WFBC in writing, and shall promptly cause WFBC to receive written notice, of the prospective revocation, as to future transactions not existing or committed for, of any guaranty made pursuant to the foregoing resolutions, if at any time, in the opinion of the directors or officers or agents of this corporation, this corporation is not receiving corporate benefits sufficient to warrant the continuance of said guaranty as to future indebtedness of the Customer; and, unless and until it receives such written notice, WFBC may assume conclusively that this corporation continues to be benefited by said guaranty and WFBC shall have no duty to inquire into or confirm the receipt of any such benefits by this corporation; and said guaranty shall be effective and enforceable by WFBC without regard to the receipt, nature or value of any such benefits; and

RESOLVED FURTHER, that the Secretary or an Assistant Secretary shall certify to WFBC the names and signatures of the persons who presently are duly elected, qualified and acting as the officers or agents authorized to act under the foregoing resolutions and the Secretary or an Assistant Secretary shall from time to time hereafter, upon a change in the facts so certified, immediately certify to WFBC the names and signatures of the persons then authorized to sign or to act; WFBC shall be fully protected in relying on such certificates and on the obligation of the Secretary or an Assistant Secretary (set forth above) immediately to certify to WFBC any change in any fact certified; and WFBC shall be indemnified and saved harmless by this corporation from any and all claims, demands, expenses, costs and damages resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used) of any officer or agent whose name and signature was so certified, or refusing to honor any signature or authority not so certified; and

RESOLVED FURTHER, that the foregoing resolutions are adopted in addition to, and not in replacement or limitation of, and shall not be limited by, any and all other resolutions heretofore or hereafter adopted by this corporation governing any transaction with or involving WFBC, and the foregoing resolutions shall continue in force until express written notice of their prospective rescission or modification, as to future transactions not then existing or committed for by WFBC, has been furnished to and received by WFBC; and

RESOLVED FURTHER, that any and all prior and existing agreements and transactions by or on behalf of this corporation with WFBC be and the same hereby are in all respects ratified, approved and confirmed.

I further certify that the board of directors of said corporation has, and at the time of adoption of the foregoing resolutions had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers therein granted upon the persons named, and that such persons have full power and authority to exercise the same.

I further certify that the officers and agents whose names appear below have been duly elected to and now hold the offices in said corporation set forth opposite their respective names and that the signature appearing opposite the name of each of such officers and agents is authentic and official

Name	Title	Sample Signature
John P. Yeros	Chairman and Chief Executive Officer	/s/ John P. Yeros
Michael Whyte	Vice President and Chief Financial Officer	/s/ Michael R. Whyte
Matthew T. Savely	Secretary	/s/ Matthew T. Savely
____________________

I further certify (check one):
.

☐

that the foregoing resolutions were duly approved by the shareholders of said corporation at a meeting duly and properly called and held on the ____ day of November, 2006 at which a quorum was present and acting throughout, or otherwise as permitted by law, with ______ shares voted in favor of such approval, ______ shares voted against such approval, and ______ shares eligible to vote not being voted;

☒	that shareholder approval of the foregoing resolutions is not required and said resolutions are effective and binding on said corporation without approval by its shareholders.

I further certify that attached hereto as Exhibits A and B, respectively, are true, correct and complete copies of the articles of incorporation and bylaws of said corporation, which articles and bylaws are in full force and effect and have not been altered, amended or revised. I further certify that attached hereto as Exhibit C is a Certificate of Good Standing of said corporation not more than ten days old.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 16th day of November, 2006.

/s/ Matthew T. Savely

Secretary

Attest by One Other Officer

/s/ Michael R. Whyte

Exhibit A to Secretary’s Certificate

ARTICLES OF INCORPORATION

[TO BE PROVIDED BY GUARANTOR]

Exhibit B to Secretary’s Certificate

BYLAWS

[TO BE PROVIDED BY GUARANTOR]

Exhibit C to Secretary’s Certificate

CERTIFICATE OF GOOD STANDING

[TO BE PROVIDED BY GUARANTOR]

M1:438686.03